Filed pursuant to Rule 497(e)
File Nos. 333-191707 and 811-22891

LITTLE HARBOR MULTISTRATEGY COMPOSITE FUND

Supplement dated November 20, 2014 to the
Little Harbor MultiStrategy Composite Fund
Statement of Additional Information,
dated August 8, 2014

Effective November 20, 2014, the description of the Fund’s fundamental policy relating to repurchases of Shares on page SAI-3 is revised accordingly:

The Fund has adopted the following fundamental policies in order to repurchase Shares:

—	On periodic 3-month intervals, the Fund will make “repurchase offers” pursuant to Rule 23c-3 under the 1940 Act.

—
The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”) established by the Trustees. The Repurchase Request Deadline for a specific 3-month period ordinarily will occur within a period that begins 31 days before and ends 31 days after the last day of March, June, September, or December, as the case may be; provided that such date may be revised by the Investment Manager, in its sole discretion, based on factors such as market conditions, the level of the Fund’s assets and Shareholder servicing considerations, provided that the Trustees are notified of this change and the reasons for it.

—	There will be a maximum 14 calendar-day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the Valuation Date.